77B Accountant's Report on Internal Control

[Ernst & Young logo]
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

                Report of Ernst & Young LLP, Independent Auditors


To the Shareholders and
Board of Trustees of Liberty Funds Trust III

In planning and performing our audits of the financial statements of Liberty Corporate Bond Fund, Liberty Intermediate Government Income Fund, and Liberty Quality Plus Bond Fund (formerly Galaxy Corporate Bond Fund, Galaxy Intermediate Government Income Fund, and Galaxy Quality Plus Bond Fund, respectively, portfolios of The Galaxy Fund), three of the Funds comprising Liberty Funds Trust III (the "Trust"), for the six months ended April 30, 2003, we considered their internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control

The management of the Liberty Funds Trust III is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with accounting principles generally accepted in the United States. Those controls include the safeguarding of assets against unauthorized acquisition, use, or disposition.

Because of inherent limitations in internal control, error or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of April 30, 2003.

This report is intended solely for the information and use of management and the Board of Trustees of Liberty Funds Trust III and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.


                                                              ERNST & YOUNG LLP

Boston, Massachusetts
June 10, 2003


77I      Terms of new or amended securities.

Liberty Intermediate Government Income Fund

(a)            Not applicable

(b) Effective November 25, 2002, Liberty Intermediate Government Income Fund began offering Class A, B, C, T, G and Z shares with the following features:


Class A Shares
------------------------------------------------------------------------------
Initial Sales Charge                  4.75%


------------------------------------------------ -----------------------------
Contingent                                       Deferred Sales Charge 1.00%;
                                                 only applies to certain shares
                                                 bought without an initial sales
                                                 charge that are sold within 18
                                                 months of purchase.

------------------------------------------------ ---------------------------

Commission to Selling Broker        Purchases of $1 million or more, financial
                                    advisors receive a commission from the
                                    Distributor as follows:

                                 Amount Purchased                 Commission%
                                 Less than $3 million                 1.00
                                 $3 million to less than $5 million   0.80
                                 $5 million to less than $25 million  0.50
                                 $25 million or more                  0.25

12b-1 Fees                                0.25%


Class B Shares
------------------------------------------------------------------------------

Initial Sales Charge                                 None


Purchases of less than $250,000
Holding period after purchase            CDSC as  % deducted when shares sold
-------------------------------------------------------
Through first year                               5.00
----------------------------------------------------
Through second year                              4.00
-------------------------------------------------------
Through third year                               3.00
-------------------------------------------------------
Through fourth year                              3.00
-------------------------------------------------------
Through fifth year                               2.00
-------------------------------------------------------
Through sixth year                               1.00
----------------------------------------------------
Longer than six years                            0.00
-----------------------------------------------------
Commission to financial advisors 4.00%

-------------------------------------------------------
Purchases of $250,000 to less than $500,000
-------------------------------------------------------
Holding period after purchase              CDSC as  % deducted when shares sold
-------------------------------------------------------
Through first year                                3.00
-------------------------------------------------------
Through second year                               2.00
-------------------------------------------------------
Through third year                                1.00
-------------------------------------------------------
Longer than three years                           0.00
-------------------------------------------------------
Commission to financial advisors 2.50%

-------------------------------------------------------
Purchases of $500,000 to less than $1 million
-------------------------------------------------------
Holding period after purchase              CDSC as  % deducted when shares sold
-------------------------------------------------------
Through first year                                3.00
-------------------------------------------------------
Through second year                               2.00
----------------------------------------------------
Through third year                                1.00
-------------------------------------------------------
Commission to financial advisors 1.75%

------------------------------------------- -----------------------------------

12b-1 Service Fee                                   0.25%

-------------------------------------------- -----------------------------------
12b-1 Distribution Fee                              0.75%



Class C Shares
------------------------------------------------------------------------------

Initial Sales Charge                                    None

-------------------------------------- -----------------------------------

Contingent Deferred Sales Charge       1.00% on redemptions made within one year

-------------------------------------- ---------------------------------------

Commission to Selling Broker                            1.00%

-------------------------------------- ----------------------------------------

12b-1 Fees                             The Fund's distributor has voluntarily
                                       waived a portion of the 12b-1 fees for
                                       Class C shares. As a result the 12b-1
                                       fee for Class C shares would be 0.85%

Class Z shares are offered at Net Asset Value without any initial or contingent deferred sales charges or 12b-1 fees.

Class T Shares
------------------------------------------------------------------------------

Initial Sales Charge                                    4.75%

-------------------------------------- -----------------------------------

Commission to Selling Broker        Purchases of $1 million or more, financial
                                    advisors receive a commission from the
                                    Distributor as follows:

                                    Amount Purchased                Commission%
                                    Less than $3 million                 1.00
                                    $3 million to less than $5 million   0.80
                                    $5 million to less than $25 million  0.50
                                    $25 million or more                  0.25


12b-1 Fees                          0.00%

Class G Shares
------------------------------------------------------------------------------
Holding period after purchase            CDSC as  % deducted when shares sold
-------------------------------------------------------
Through first year                               5.00
----------------------------------------------------
Through second year                              4.00
-------------------------------------------------------
Through third year                               4.00
-------------------------------------------------------
Through fourth year                              4.00
-------------------------------------------------------
Through fifth year                               3.00
-------------------------------------------------------
Through sixth year                               2.00
----------------------------------------------------
Through seventh year                             1.00

Longer than seven years                          0.00
-----------------------------------------------------
Commission to financial advisors 4.00%

12b-1 Fees                          The Fund may pay distribution and service
                                    (12b-1) fees up to a maximum of 1.15% of the of the Fund's average daily net assets attributable to Class G shares (comprised of up 0.65% for diztribution services, up to 0.25% for shareholder liaison servies and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.


77I      Terms of new or amended securities.

Liberty Corporate Bond Fund

(a) Not applicable

         Effective November 25, 2002, Liberty Corporate Bond Fund
 (Fund) began offering Class A, B, C, and Z shares with the following features:

Class A Shares
------------------------------------------------------------------------------
Initial Sales Charge                  4.75%


------------------------------------------------ -----------------------------
Contingent                                       Deferred Sales Charge 1.00%;
                                                 only applies to certain shares
                                                 bought without an initial sales
                                                 charge that are sold within 18
                                                 months of purchase.

------------------------------------------------ ---------------------------

Commission to Selling Broker        Purchases of $1 million or more, financial
                                    advisors receive a commission from the
                                    Distributor as follows:

                                  Amount Purchased                  Commission%
                                  Less thsn $3 million                    1.00
                                  $2 million to less than $5 million      0.80
                                  $5 million to less than $25 million     0.50
                                  $25 million or more                     0.25

12b-1 Service Fee                                0.25%

12b-1 Distribution Fee                           0.00%


Class B Shares
------------------------------------------------------------------------------

Initial Sales Charge                                 None


Purchases of less than $250,000
Holding period after purchase            CDSC as  % deducted when shares sold
-------------------------------------------------------
Through first year                               5.00
----------------------------------------------------
Through second year                              4.00
-------------------------------------------------------
Through third year                               3.00
-------------------------------------------------------
Through fourth year                              3.00
-------------------------------------------------------
Through fifth year                               2.00
-------------------------------------------------------
Through sixth year                               1.00
----------------------------------------------------
Longer than six years                            0.00
-----------------------------------------------------
Commission to financial advisors 4.00%

-------------------------------------------------------
Purchases of $250,000 to less than $500,000
-------------------------------------------------------
Holding period after purchase              CDSC as  % deducted when shares sold
-------------------------------------------------------
Through first year                              3.00
-------------------------------------------------------
Through second year                             2.00
-------------------------------------------------------
Through third year                              1.00
-------------------------------------------------------
Longer than three years                         0.00
-------------------------------------------------------
Commission to financial advisors 2.50%

-------------------------------------------------------
Purchases of $500,000 to less than $1 million
-------------------------------------------------------
Holding period after purchase              CDSC as  % deducted when shares sold
-------------------------------------------------------
Through first year                              3.00
-------------------------------------------------------
Through second year                             2.00
----------------------------------------------------
Through third year                              1.00
-------------------------------------------------------
Commission to financial advisors 1.75%

------------------------------------------- -----------------------------------

12b-1 Service Fee                                       0.25%

-------------------------------------------- -----------------------------------
12b-1 Distribution Fee                                  0.75%



Class C Shares
------------------------------------------------------------------------------

Initial Sales Charge                                    None

-------------------------------------- -----------------------------------

Contingent Deferred Sales Charge       1.00% on redemptions made within one year

-------------------------------------- ---------------------------------------

Commission to Selling Broker                            1.00%

-------------------------------------- ----------------------------------------

12b-1  Fees                     The Fund's distributor has voluntarily waived a
                                portion of the 12b-1 fee for Class C shares. As a result the 12b-1 fee for Class C shares would be 0.85%.


Class Z shares are offered at Net Asset Value without any initial or contingent deferred sales charges or 12b-1 fees.

77I      Terms of new or amended securities.

Liberty Quality Plus Bond Fund

         Effective November 25, 2002, Liberty Quality Plus Bond Fund began offering Class A, B, C, T, G and Z shares with the following features:


Class A Shares
------------------------------------------------------------------------------
Initial Sales Charge                  4.75%


------------------------------------------------ -----------------------------
Contingent                                       Deferred Sales Charge 1.00%;
                                                 only applies to certain shares
                                                 bought without an initial sales
                                                 charge that are sold within 18
                                                 months of purchase.

------------------------------------------------ ---------------------------

Commission to Selling Broker        Purchases of $1 million or more, financial
                                    advisors receive a commission from the
                                    Distributor as follows:

                                  Amount Purchased                  Commission%
                                  Less than $3 million                   1.00
                                  $3 million to less than $5 million     0.80
                                  $5 million to less than $25 million    0.50
                                  $25 million or more                    0.25

12b-1 Service Fee                            0.25%

12b-1 Distribution Fee                       0.00%


Class B Shares
------------------------------------------------------------------------------

Initial Sales Charge                             None

Purchases of less than $250,000
Holding period after purchase            CDSC as  % deducted when shares sold
-----------------------------------------------------
Through first year                               5.00
----------------------------------------------------
Through second year                              4.00
-------------------------------------------------------
Through third year                               3.00
-------------------------------------------------------
Through fourth year                              3.00
-------------------------------------------------------
Through fifth year                               2.00
-------------------------------------------------------
Through sixth year                               1.00
----------------------------------------------------
Longer than six years                            0.00
-----------------------------------------------------
Commission to financial advisors 4.00%

-------------------------------------------------------
Purchases of $250,000 to less than $500,000
-------------------------------------------------------
Holding period after purchase              CDSC as  % deducted when shares sold
-------------------------------------------------------
Through first year                                3.00
-------------------------------------------------------
Through second year                               2.00
-------------------------------------------------------
Through third year                                1.00
-------------------------------------------------------
Longer than three years                           0.00
-------------------------------------------------------
Commission to financial advisors 2.50%

-------------------------------------------------------
Purchases of $500,000 to less than $1 million
-------------------------------------------------------
Holding period after purchase              CDSC as  % deducted when shares sold
-------------------------------------------------------
Through first year                                3.00
-------------------------------------------------------
Through second year                               2.00
----------------------------------------------------
Through third year                                1.00
-------------------------------------------------------
Commission to financial advisors 1.75%

------------------------------------------- -----------------------------------

12b-1 Service Fee                                       0.25%

-------------------------------------------- -----------------------------------
12b-1 Distribution Fee                                  0.75%



Class C Shares
------------------------------------------------------------------------------

Initial Sales Charge                                    None

-------------------------------------- -----------------------------------

Contingent Deferred Sales Charge       1.00% on redemptions made within one year

-------------------------------------- ---------------------------------------

Commission to Selling Broker                     1.00%

-------------------------------------- ----------------------------------------

12b-1  Fees                     The Fund's distributor has voluntarily waived a
                                portion of the 12b-1 fee for Class C shares. As a result the 12b-1 fee for Class C shares would be 0.85%.


Class Z shares are offered at Net Asset Value without any initial or contingent deferred sales charges or 12b-1 fees.

Class T Shares
------------------------------------------------------------------------------

Initial Sales Charge                                    4.75%

-------------------------------------- -----------------------------------

Commission to Selling Broker        Purchases of $1 million or more, financial
                                    advisors receive a commission from the
                                    Distributor as follows:

                                   Amount Purchased                  Commission%
                                   Less than $3 million                   1.00
                                   $3 million to less than $5 million     0.80
                                   $5 million to less than $25 million    0.50
                                   $25 million or more                    0.25


12b-1 Service Fee                                       0.00%

Class G Shares
-------------------------------------------------------------------------------
Holding period after purchase            CDSC as  % deducted when shares sold
-------------------------------------------------------
Through first year                               5.00
----------------------------------------------------
Through second year                              4.00
-------------------------------------------------------
Through third year                               4.00
-------------------------------------------------------
Through fourth year                              4.00
-------------------------------------------------------
Through fifth year                               3.00
-------------------------------------------------------
Through sixth year                               2.00
----------------------------------------------------
Through seventh year                             1.00

Longer than seven years                          0.00
-----------------------------------------------------
Commission to financial advisors 4.00%

12b-1 Fees                          The Fund may pay distribution and service
                                    (12b-1) fees up to a maximum of 1.15% of the of the Fund's average daily net assets attributable to Class G shares (comprised of up 0.65% for diztribution services, up to 0.25% for shareholder liaison servies and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.



77M Mergers
Liberty Intermediate Government Income Fund
On October 18, 2002, the shareholders of Galaxy Intermediate Government Income Fund (Fund) approved an Agreement and Plan of Reorganization providing for the sale of substantially all of the assets of the Fund to, and the assumption of all of the liabilities of the Fund by, Liberty Intermediate Government Income Fund, in exchange for shares of Liberty Intermediate Government Income Fund and the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund. The merger took place on November 25, 2002.


Liberty Quality Plus Bond Fund
On October 18, 2002, the shareholders of Galaxy Quality Plus Bond Fund (Fund) approved an Agreement and Plan of Reorganization providing for the sale of substantially all of the assets of the Fund to, and the assumption of all of the liabilities of the Fund by, Liberty Quality Plus Bond Fund, in exchange for shares of Liberty Quality Plus Bond Fund and the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund. The merger took place on November 25, 2002.

Liberty Corporate Bond Fund
On October 18, 2002, the shareholders of Galaxy Corporate Bond Fund (Fund) approved an Agreement and Plan of Reorganization providing for the sale of substantially all of the assets of the Fund to, and the assumption of all of the liabilities of the Fund by, Liberty Corporate Bond Fund, in exchange for shares of Liberty Corporate Bond Fund and the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund. The merger took place on November 25, 2002.

(Agreement and Plan of Reorganization filed as Appendix A within the Funds' proxy statement dated August 23, 2002 herein incorporated by reference to Accession number 0000950135-02-003884)


77Q1 - Exhibits


LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND

                              MANAGEMENT AGREEMENT

AGREEMENT dated as of November 25, 2002, between LIBERTY FUNDS TRUST III, a Massachusetts business trust ("Trust"), with respect to LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND ("Fund"), and FLEET INVESTMENT ADVISORS INC., a New York corporation ("Advisor").

In consideration of the promises and covenants herein, the parties agree as follows:

         1. The Advisor will manage the investment of the assets of the Fund in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Advisor may delegate its investment responsibilities to a sub-advisor.

2. In carrying out its investment management obligations, the Advisor shall:

     (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.

3. The Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Fund shall pay the Advisor monthly a fee at the annual rate of 0.75% of the average daily net assets of the Fund.

5. The Advisor may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Advisor declares to be effective.

6.   This Agreement shall become effective as of the date of its execution, and

     (a) unless otherwise terminated, shall continue until July 31, 2003 and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund;
     (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Advisor on sixty days' written notice to the Trust.

7.   This Agreement may be amended in accordance with the 1940 Act.

8. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

9. The Advisor shall maintain, keep current and preserve on behalf of the Fund, in the manner required by the 1940 Act, records identified by the Trust from time to time. Advisor agrees to make such records available upon request to the Trust and its auditors during regular business hours at the Advisor's offices. Advisor further agrees that such records are the property of the Trust and will be surrendered to the Trust promptly upon request.


10. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations and duties hereunder, the Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

LIBERTY FUNDS TRUST III
on behalf of LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND

By: ________________________________________________
      Jean S. Loewenberg
      Secretary

FLEET INVESTMENT ADVISORS INC.

By:_________________________________________________
     Joseph T. Turo
     Assistant Secretary

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.



LIBERTY QUALITY PLUS BOND FUND

                              MANAGEMENT AGREEMENT

AGREEMENT dated as of November 25, 2002, between LIBERTY FUNDS TRUST III, a Massachusetts business trust ("Trust"), with respect to LIBERTY QUALITY PLUS BOND FUND ("Fund"), and FLEET INVESTMENT ADVISORS INC., a New York corporation ("Advisor").

In consideration of the promises and covenants herein, the parties agree as follows:

         1. The Advisor will manage the investment of the assets of the Fund in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Advisor may delegate its investment responsibilities to a sub-advisor.

2. In carrying out its investment management obligations, the Advisor shall:

     (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.

3. The Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Fund shall pay the Advisor monthly a fee at the annual rate of 0.75% of the average daily net assets of the Fund.

5. The Advisor may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Advisor declares to be effective.

6.   This Agreement shall become effective as of the date of its execution, and

     (a) unless otherwise terminated, shall continue until July 31, 2003 and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund;
     (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Advisor on sixty days' written notice to the Trust.

7.   This Agreement may be amended in accordance with the 1940 Act.

8. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

9. The Advisor shall maintain, keep current and preserve on behalf of the Fund, in the manner required by the 1940 Act, records identified by the Trust from time to time. Advisor agrees to make such records available upon request to the Trust and its auditors during regular business hours at the Advisor's offices. Advisor further agrees that such records are the property of the Trust and will be surrendered to the Trust promptly upon request.


10. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations and duties hereunder, the Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

LIBERTY FUNDS TRUST III
on behalf of LIBERTY QUALITY PLUS BOND FUND

By: ________________________________________________
      Jean S. Loewenberg
      Secretary

FLEET INVESTMENT ADVISORS INC.

By:_________________________________________________
     Joseph T. Turo
     Assistant Secretary

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.




LIBERTY CORPORATE BOND FUND

                              MANAGEMENT AGREEMENT

AGREEMENT dated as of November 25, 2002, between LIBERTY FUNDS TRUST III, a Massachusetts business trust ("Trust"), with respect to LIBERTY CORPORATE BOND FUND ("Fund"), and FLEET INVESTMENT ADVISORS INC., a New York corporation ("Advisor").

In consideration of the promises and covenants herein, the parties agree as follows:

         1. The Advisor will manage the investment of the assets of the Fund in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Advisor may delegate its investment responsibilities to a sub-advisor.

2. In carrying out its investment management obligations, the Advisor shall:

     (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.

3. The Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Fund shall pay the Advisor monthly a fee at the annual rate of 0.75% of the average daily net assets of the Fund.

5. The Advisor may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Advisor declares to be effective.

6.   This Agreement shall become effective as of the date of its execution, and

     (a) unless otherwise terminated, shall continue until July 31, 2003 and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund;
     (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Advisor on sixty days' written notice to the Trust.

7.   This Agreement may be amended in accordance with the 1940 Act.

8. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

9. The Advisor shall maintain, keep current and preserve on behalf of the Fund, in the manner required by the 1940 Act, records identified by the Trust from time to time. Advisor agrees to make such records available upon request to the Trust and its auditors during regular business hours at the Advisor's offices. Advisor further agrees that such records are the property of the Trust and will be surrendered to the Trust promptly upon request.


10. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations and duties hereunder, the Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

LIBERTY FUNDS TRUST III
on behalf of LIBERTY CORPORATE BOND FUND

By: ________________________________________________
      Jean S. Loewenberg
      Secretary

FLEET INVESTMENT ADVISORS INC.

By:_________________________________________________
     Joseph T. Turo
     Assistant Secretary

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.





                            LIBERTY FUNDS TRUST I-IX

                      LIBERTY FLOATING RATE ADVANTAGE FUND


     Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940

Effective April 22, 1996 Amended and Restated December 12, 2001 and July 26, 2002 and November 1, 2002

Each series ("Fund") of Liberty Funds Trusts I-IX and Liberty Floating Rate Advantage Fund (the "Trusts") may from time to time issue one or more of the following classes of shares: Class A shares, Class B shares, Class C shares, Class E shares, Class F shares, Class G shares, Class I shares, Class J shares, Class N shares, Class S, Class T shares and Class Z shares. Each class is subject to such investment minimums and other conditions of eligibility as set forth in the Funds' prospectuses as from time to time in effect. The differences in expenses among these classes of shares, and the conversion and exchange features of each class of shares, are set forth below in this Plan, which is subject to change, to the extent permitted by law and by the Declaration of Trust and By-laws of each Trust, by action of the Board of Trustees of each Trust.

Class A shares

Class A shares are offered at net asset value ("NAV") plus the initial sales charges described in the Funds' prospectuses as from time to time in effect. Initial sales charges may not exceed 6.50%, and may be reduced or waived as permitted by Rule 22d-1 under the Investment Company Act of 1940 (the "1940 Act") and as described in the Funds' prospectuses from time to time in effect.

Purchases of $1 million to $5 million of Class A shares that are redeemed within 18 months from purchase are subject to a contingent deferred sales charge ("CDSC") of 1% of either the purchase price or the NAV of the shares redeemed, whichever is less. Class A shares are not otherwise subject to a CDSC. The CDSC may be reduced or waived as permitted by Rule 6c-10 under the 1940 Act and as described in the Funds' prospectuses as from time to time in effect.

Class A shares pay service fees pursuant to plans adopted pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plans") as described in the Funds' prospectuses in effect from time to time. Such fees may not exceed 0.25% per annum of the average daily net assets attributable to such class. Class A shares generally do not pay distribution fees, except that Liberty Tax-Managed Value Fund and Liberty Tax-Managed Aggressive Growth Fund each pay a distribution fee of 0.05% per annum of average daily net assets attributable to their respective Class A shares and Liberty- Floating Rate Advantage Fund, and Liberty Newport Europe Fund each pay a distribution fee of 0.10% per annum of average daily net assets attributable to their respective Class A shares.

Class A shares of any Fund may be exchanged, at the holder's option, for Class A shares of another Fund without the payment of a sales charge, except that if shares of any other non-money market fund are exchanged within five months after purchase for shares of a Fund with a higher sales charge, then the difference in sales charges must be paid on the exchange.

Class B shares

Class B shares are offered at NAV, without an initial sales charge. Class B shares that are redeemed within the period of time after purchase (not more than 6 years) specified in each Fund's prospectus as from time to time in effect are subject to a CDSC of up to 5% of either the purchase price or the NAV of the shares redeemed, whichever is less; such percentage may be lower for certain Funds or for purchases of certain minimum amounts and declines the longer the shares are held, all as described in the Funds' prospectuses as from time to time in effect. Class B shares purchased with reinvested distributions are not subject to a CDSC. The CDSC is subject to reduction or waiver in certain circumstances, as permitted by Rule 6c-10 under the 1940 Act and as described in the Funds' prospectuses as from time to time in effect.

Class B shares pay distribution and service fees pursuant to 12b-1 Plans as described in the Funds' prospectuses in effect from time to time. Such fees may be in amounts up to but may not exceed, respectively, 0.75% and 0.25% per annum of the average daily net assets attributable to such class.

Class B shares automatically convert to Class A shares of the same Fund eight or fewer years after purchase as described in the Funds' prospectuses as from time to time in effect, except that Class B shares purchased through the reinvestment of dividends and other distributions on Class B shares convert proportionally to the amount of Class B shares otherwise being converted.

Class B shares of any Fund may be exchanged, at the holder's option, for Class B shares of another Fund, without the payment of a CDSC. The holding period for determining the CDSC and the conversion to Class A shares will include the holding period of the shares exchanged. If the Class B shares received in the exchange are subsequently redeemed, the amount of the CDSC, if any, will be determined by the schedule of the Fund in which the original investment was made, except if additional purchases of Class B shares exceed a CDSC reduction level as described in the exchanged Fund's prospectus from time to time, the shares in excess of the CDSC reduction level will receive the applicable lower CDSC and reduced holding period.

Class C shares

Class C shares are offered at NAV without an initial sales charge. Class C shares that are redeemed within one year from purchase may be subject to a CDSC of 1% of either the purchase price or the NAV of the shares redeemed, whichever is less. Class C shares purchased with reinvested dividends or capital gain distributions are not subject to a CDSC. The CDSC may be reduced or waived in certain circumstances as permitted by Rule 6c-10 under the 1940 Act and as described in the Funds' prospectuses as from time to time in effect.

Class C shares pay distribution and service fees pursuant to 12b-1 Plans, as described in the Funds' prospectuses in effect from time to time. Such fees may be in amounts up to but may not exceed, respectively, 0.75% and 0.25% per annum of the average daily net assets attributable to such class.

Class C shares of any Fund may be exchanged for Class C shares of any other Fund that offers Class C shares. The holding period for determining whether a CDSC will be charged will include the holding period of the shares exchanged. Only one exchange of any Fund's Class C shares may be made in any three month period. For this purpose, an exchange into any Fund and a prior or subsequent exchange out of the Fund constitutes "one exchange."

Class E shares

Class E shares are offered at NAV plus the initial sales charges described in the Fund's prospectus as from time to time in effect. Initial sales charges may not exceed 4.50%, and may be reduced or waived as permitted by Rule 22d-1 under the 1940 Act and as described in the Fund's prospectus from time to time in effect.

Purchases of $1 million to $5 million of Class E shares that are redeemed within 18 months from purchase are subject to the same CDSC on the same basis as Class A shares. Class E shares are not otherwise subject to a CDSC. The CDSC may be reduced or waived as permitted by Rule 6c-10 under the 1940 Act and as described in the Fund's prospectus as from time to time in effect.

Class E shares pay distribution and service fees pursuant to 12b-1 Plans, as described in the Fund's prospectus in effect from time to time. Such fees may be in amounts up to but may not exceed, respectively, 0.10% and 0.25% per annum of the average daily net assets attributable to such class.

Class E shares may not be exchanged for shares of any other Fund.

Class E shares automatically convert to Class A shares of the same Fund at the time a trust holding such shares terminates and if the beneficiary of the terminating trust does not elect to redeem the shares, as described in the Funds' prospectuses as from time to time in effect.

Class F shares

Class F shares are offered at NAV without an initial sales charge and subject to the same declining CDSC, distribution and service fees as Class B shares. Class F shares automatically convert to Class E shares eight years after purchase, except that Class F shares purchased through the reinvestment of dividends and other distributions on Class F shares convert proportionally to the amount of Class E shares being converted.

Class F shares pay distribution and service fees pursuant to 12b-1 Plans, as described in the Fund's prospectus in effect from time to time. Such fees may be in amounts up to but may not exceed, respectively, 0.75% and 0.25% per annum of the average daily net assets attributable to such class.

Class F shares may not be exchanged for shares of any other Fund.

Class F shares automatically convert to Class B shares of the same Fund at the time a trust holding such shares terminates and if the beneficiary of the terminating trust does not elect to redeem the shares, as described in the Funds' prospectuses as from time to time in effect.

Class G shares

I.  Equity Funds

Class G shares of the Equity Funds shall be offered to former Galaxy Fund shareholders who held Galaxy Retail B shares prior to a merger transaction.

Class G shares of the Equity Funds, redeemed within seven years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.00% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

Class G shares of the Equity Funds shall be further subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed .65% (on an annualized basis) of the average daily net asset value of the Equity Funds' respective outstanding Class G Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Class G shares of the respective Equity Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Class G Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Class G shares of the respective Equity Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Class G Shares.

The total fees payable to Class G shares of the Equity Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class shall be initially limited to an amount not to exceed .30% (on an annualized basis) of the average daily net asset value of Class G shares owned of record or beneficially by customers of Service Organizations.

Shareholder liaison services provided under the Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"), such as responding to customers inquiries and providing information on their investments.

Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Class G Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Class G Shares; (d) processing dividend payments; (e) providing sub-accounting services for Class G shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, divided and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

II.  Bond Funds

Class G shares of the Bond Funds shall be offered to former Galaxy Fund shareholders who held Galaxy Retail B shares prior to a merger transaction.

Class G shares of the Bond Funds, redeemed within seven years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.0% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

Class G shares of the Bond Funds shall be further subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed .65% (on an annualized basis) of the average daily net asset value of the Bond Funds' respective outstanding Class G Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Class G shares of the respective Bond Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Class G Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Class G shares of the respective Bond Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Class G Shares.

The total fees payable by Class G shares of the Bond Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class shall be initially limited to an amount not to exceed .15% (on an annualized basis) of the average daily net asset value of Class G shares owned of record or beneficially by customers of Service Organizations.

Shareholder liaison services provided under the Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the NASD, such as responding to customer inquiries and providing information on their investments.

Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Class G Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Class G Shares; (d) processing dividend payments; (e) providing subaccounting services for Class G shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

Class I shares

Class I shares are offered at NAV, without an initial sales charge or CDSC. Class I shares do not pay fees under a Rule 12b-1 Plan. Class I shares of a Fund may be exchanged for Class I or Class A shares of another Fund.

Class J shares

Class J shares are offered at NAV, plus the initial sales charges described in the Funds' prospectuses as from time to time in effect. Initial sales charges may not exceed 3.00%, and may be reduced or waived as permitted by Rule 22d-1 under the 1940 Act and as described in the Funds' prospectuses from time to time in effect.

Class J shares pay distribution and service fees pursuant to 12b-1 Plans as described in the Funds' prospectuses in effect from time to time. Such fees may be in amounts up to but may not exceed, respectively, 0.35% and 0.25% per annum of the average daily net assets attributable to such class.

Class J shares also bear certain expenses of offering and distribution in Japan, such as registration and prospectus translation expenses.

Class J shares may only be exchanged for Class J shares of another Fund.

Class N shares

Class N shares are offered at NAV, without an initial sales charge. Class N shares that are redeemed within the period of time after purchase (not more than 5 years) specified in each Fund's prospectus as from time to time in effect are subject to a CDSC of up to 3% of either the purchase price or the NAV of the shares redeemed, whichever is less; such percentage may be lower for certain Funds or for purchases of certain minimum amounts and declines the longer the shares are held, all as described in the Funds' prospectuses as from time to time in effect. Class N shares purchased with reinvested distributions are not subject to a CDSC. The CDSC is subject to reduction or waiver in certain circumstances, as permitted by Rule 6c-10 under the 1940 Act and as described in the Funds' prospectuses as from time to time in effect.

Class N shares pay distribution and service fees pursuant to 12b-1 Plans as described in the Funds' prospectuses in effect from time to time. Such fees may be in amounts up to but may not exceed, respectively, 0.75% and 0.25% per annum of the average daily net assets attributable to such class.

Class N shares automatically convert to Class J shares of the same Fund five years after purchase as described in the Funds' prospectuses as from time to time in effect, except that Class N shares purchased through the reinvestment of dividends and other distributions on Class N shares convert proportionally to the amount of Class N shares otherwise being converted.

Class N shares also bear certain expenses of offering and distribution in Japan, such as registration and prospectus translation expenses.

Class N shares may not be exchanged for shares of any other Fund.

Class S shares

Class S shares are offered at NAV, without an initial sales charge or CDSC. Class S shares do not pay fees under a 12b-1 Plan. Class S shares of a Fund may be exchanged for the Class Z shares of another Fund.

Class T shares (Liberty Newport Tiger Fund only)

Class T shares are offered at NAV plus the initial sales charges described in the Funds' prospectuses as from time to time in effect. The sales charge may not exceed 6.50%, and may be reduced or waived as permitted by Rule 22d-1 under the 1940 Act and as described in the Funds' prospectuses from time to time in effect.

Purchases of $1 million or more of Class T shares that are redeemed within 18 months from purchase are subject to a CDSC of 1% of either the purchase price or the NAV of the shares redeemed, whichever is less. Class T shares are not otherwise subject to a CDSC. The CDSC may be reduced or waived as permitted by Rule 6c-10 under the 1940 Act and as described in the Funds' prospectuses as from time to time in effect.

Class T shares do not pay fees pursuant to a 12b-1 Plan. Class T shares of a Fund may only be exchanged for Class A shares of another Fund.

Class T shares (all other funds)

I.  Equity Funds

Class T shares of the Equity Funds shall be offered to former Galaxy Fund shareholders who held Galaxy Retail A shares prior to a merger transaction.

Class T shares of the Equity Funds shall be subject to a front-end sales charge which shall not exceed 5.75% of the offering price of Class T shares of those Funds (subject to the reductions and exemptions described in the prospectus and statement of additional information ("SAI") for such Shares). When the aggregate offering price of Class T shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Class T shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Class T shares are redeemed within one year of purchase.

Class T shares of the Equity Funds shall further be subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .25% (on an annualized basis) of the average daily net asset value of Class T shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from an Equity Fund; (c) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.

Class T shares of the Equity Funds shall further be subject to a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class of up to .25% (on an annualized basis) of the average daily net asset value of Class T shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) providing Customers with information as to their positions in Class T shares ; (b) responding to Customer inquiries; and (c) providing a service to invest the assets of Customers in Class T shares .

The total fees payable by Class T shares of the Equity Funds pursuant to the Shareholder Services Plan adopted for that class shall be initially limited to an amount which shall not exceed .30% (on an annualized basis) of the average daily net asset value of Class T shares beneficially owned by Customers of Institutions.

II.  Bond Funds

Class T shares of the Bond Funds shall be offered to former Galaxy Fund shareholders who held Galaxy Retail A shares prior to a merger transaction.

Class T shares of the Bond Funds shall be subject to a front-end sales charge which shall not exceed 4.75% of the offering price of Class T shares of those Funds (subject to the reductions and exemptions described in the prospectus and SAI for such Shares). When the aggregate offering price of Class T shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Class T shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Class T shares are redeemed within one year of purchase.

Class T shares of the Bond Funds shall further be subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .15% (on an annualized basis) of the average daily net asset value of Class T shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from a Bond Fund; (c) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.

Class T shares of the Bond Funds shall further be subject to a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class of up to .15% (on an annualized basis) of the average daily net asset value of Class T shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) providing Customers with information as to their positions in Class T shares ; (b) responding to Customer inquiries; and (c) providing a service to invest the assets of Customers in Class T shares .

The total fees payable by Class T shares of the Bond Funds pursuant to the Shareholder Services Plan adopted for that class shall be limit to an amount which shall not initially exceed .15% (on an annualized basis) of the average daily net asset value of Class T shares beneficially owned by Customers of Institutions.

Class Z shares

Class Z shares are offered at NAV, without an initial sales charge or CDSC. Class Z shares do not pay fees under a 12b-1 Plan. Class Z shares of a Fund may be exchanged for the Class A or Class Z shares of another Fund.





--------
1 Liberty Funds Trusts I-VII (the "Trusts") have been offering multiple classes of shares, prior to the effectiveness of this Plan, pursuant to an exemptive order of the Securities and Exchange Commission. This Plan is intended to permit the Trusts to offer multiple classes of shares pursuant to Rule 18f-3 under the Investment Company Act of 1940, without any change in the arrangements and expense allocations that have been approved by the Board of Trustees of each Trust under such order of exemption.